SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
September 9, 1998
MMCA  AUTO  OWNER TRUST  1998-1
(MMCA Auto Receivables, Inc.  - Originator)
(Exact Name of Registrant as Specified in its Charter)
Delaware  33-0814637
State or other (Commission (IRS Employer Id No.) jurisdiction File Number)
of incorporation)
P.O. Box 6038
Cypress, California  90630-0038
(714) 236-1510
(Address of Registrant's principal executive office and
Registrant's telephone number, including area code)
Item 5.	Other Events.
		The Registrant hereby incorporates by reference
		the information contained in the attached exhibits	in response to
  this Item 5.
Item 7.	Financial Statements and Exhibits.
		(c)  Exhibits.
MMCA Auto Owner Trust 1998-1 Asset Backed Notes and
 Asset Backed Certificates.
Monthly "Servicer's Certificate," dated: September 9, 1998
Monthly "Servicing Report," for the following reporting period:
August 1, 1998 through August 31, 1998
Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to
be signed on its behalf by the undersigned hereunto duly
authorized.

MMCA AUTO RECEIVABLES, INC.
Dated:September 9, 1998

SIGNATURES

By: Eric Eckes
    Controller